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                                              Filed pursuant to Rule 497(e)
                                              File Nos. 811-05857, 033-30394

                      COLUMBIA FUNDS INSTITUTIONAL TRUST

              Supplement to the Prospectus dated December 1, 2005
                              (the "Prospectus")

                           CMG Short Term Bond Fund
                        CMG Ultra Short Term Bond Fund
                                 (the "Funds")

The Prospectus is hereby supplemented with the following information:

1. Solely with respect to the Funds, and not with respect to any other fund covered by the Prospectus, the section of the Prospectus captioned "Information About Your Investment -- YOUR ACCOUNT -- Buying Shares" is deleted and replaced in its entirety with the following:

   Buying Shares

   Shares in the Funds are available for purchase by institutional buyers and certain individual clients of Columbia Advisors or one of its affiliates seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Institutional buyers include corporations, partnerships, trusts, foundations, endowments, institutions, government entity or similar organizations which meet the respective qualifications for an accredited investor as defined under the Securities Act of 1933. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

   Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Fund may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

   You may also purchase Fund shares if you are an advisory client of Columbia Advisors or one of its affiliates and Columbia Advisors or one of its affiliates purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors or its affiliates. The minimum initial investment in this case is $25,000.

   An advisory client with less than $10 million in assets managed by Columbia Advisors or one of its affiliates and who invests less than $3 million in a single Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account. Clients should consult the terms of their investment management agreement with Columbia Advisors or contact their Columbia Advisors representative for more information.

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   The price for the Fund's shares is the Fund's net asset value per share
   ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

ILT-47/113615-0906                                          September 13, 2006